SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Asset Allocation Funds - Conservative Portfolio --
Class A Shares
Fiscal period ending: 9/31/97
Inception date (if less than 10 years of performance): 2/7/94


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $            $1,000

ERV =  Ending Redeemable Value   $1,105.31 $            $1,388.07

T   =  Average Annual
       Total Return                  10.53%       %      9.43%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $954,337

Expenses                         $333,319

Reimbursement                    $0

Average shares                     28,037,692

NAV                              $10.62

Sales Charge                        5.75%

POP                              $11.27

Yield at POP                         2.37%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name:  Asset Allocation Funds: Conservative Portfolio --
Class B Shares
Fiscal period ending: 9/31/97
Inception date (if less than 10 years of performance): 2/18/94


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      $         $1,000

ERV =  Ending Redeemable Value   $1,113.56   $         $1,403.57

T   =  Average Annual
       Total Return             11.36%          %         9.76%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $439,218

Expenses                         $233,768

Reimbursement                    $0

Average shares                     12,966,949

NAV                              $10.58

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                         1.80%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Asset Allocation Funds: Conservative Portfolio-- Class
C Shares
Fiscal period ending: 9/31/97
Inception date (if less than 10 years of performance): 9/1/94


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $            $1,000

ERV =  Ending Redeemable Value   $1,155.22 $            $1,430.07

T   =  Average Annual
       Total Return             15.52%         %         10.33%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $92,153

Expenses                         $49,909

Reimbursement                    $0

Average shares                     2,727,610

NAV                              $10.56

Sales Charge                        %

POP                              $

Yield at NAV                         1.77%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Asset Allocation Funds: Conservative Portfolio --
Class M Shares
Fiscal period ending: 9/31/97
Inception date (if less than 10 years of performance): 2/7/95


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $            $1,000

ERV =  Ending Redeemable Value   $1,127.15 $            $1,397.65

T   =  Average Annual
       Total Return             12.72%         %         9.63%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $40,192

Expenses                         $19,071

Reimbursement                    $0

Average shares                     1,182,120

NAV                              $10.59

Sales Charge                        3.50%

POP                              $10.97

Yield at POP                         1.96%

      SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Asset Allocation Funds: Conservative Portfolio --
Class Y Shares
Fiscal period ending: 9/31/97
Inception date (if less than 10 years of performance): 7/14/94


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)       n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      $         $1,000

ERV =  Ending Redeemable Value   $1,176.20   $         $1,485.44

T   =  Average Annual
       Total Return             17.62%            %     11.48%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $60,227

Expenses                         $18,153

Reimbursement                    $0

Average shares                     1,771,403

NAV                              $10.62

Yield at NAV                         2.70%